SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 12, 2005

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837
(Address of Principal Executive Offices) (Zip Code)

(612) 520-8500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.                                            Results of Operations and Financial Conditions

Item 2.02

On April 12, 2005, the company announced in a press release its results of operations and financial condition for the first quarter ended March 26, 2005.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Section 7.                                            Regulation FD Disclosure.

Item 7.01

On April 12, 2005, the company announced in a press release its results of operations and financial condition for the first quarter ended March 26, 2005.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Section 9.                                            Financial Statements and Exhibits.

99.1                           Press Release dated April 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: April 12, 2005	By	/s/	Mark T. Hooley
Mark T. Hooley
Vice President and General Counsel

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated April 12, 2005